MDU RESOURCES GROUP, INC

                      Amended and Restated
            DEFERRED COMPENSATION PLAN FOR DIRECTORS
                    Effective January 1, 1992


  I.  PURPOSE

      The Board of Directors of MDU Resources Group, Inc. (the "Company") established the Deferred Compensation Plan for Directors (the "Plan") effective as of September l, 1988. The Plan is hereby amended and restated effective January 1, 1992, and is substituted for the Restated Plan established by the Company on August 1, 1991. The Plan shall continue until terminated by the Board of Directors of the Company, subject to the provisions of Article XII, below.

      The purpose of this Plan is to aid the Company in attracting and retaining as Directors persons whose abilities, experience and judgment can contribute to the continued progress of the
Company.    The   Plan  will  provide  a   method  of   deferring
compensation to the Directors.


 II.  DEFINITIONS

      A. Beneficiary. "Beneficiary" means the person or persons designated as such in accordance with Article
          XI.

      B. Change in Control. "Change in Control" means the earliest of the following to occur: (a) the public announcement by the Company or by any person (which shall not include the Company, any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary of the Company) ("Person") that such Person, who or which, together with all Affiliates and Associates (within the meanings ascribed to such terms in the Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of such Person, shall be the beneficial owner of twenty percent (20%) or more of the voting stock of the Company outstanding; (b) the commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of voting stock aggregating thirty percent (30%) or more of the then outstanding voting stock of the Company; (c) the announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act; (d) a proposed change in constituency of the Board of Directors such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the stockholders of the Company of each new Director was approved by a vote of least two-thirds (2/3) of the Directors then still in office who were members of the Board of Directors at the beginning of the period; or (e) any other event which shall be deemed by a majority of the Board of Directors to constitute a "change in control".

      C.  Compensation and Deferral Amount.  "Compensation"
          means any cash retainer, meeting fees and any other cash compensation payable to Eligible Directors by the Company for services as a Director. This Deferred Compensation Plan for Directors governs any or all of that Compensation which the Participant elects to credit to his Deferred Compensation Account, which is hereafter referred to as the "Deferral Amount."

      D.  Deferred   Compensation   Account.    "Deferred
          Compensation  Account" means the account maintained  on
          the   books  of  account  of  the  Company   for   each
          Participant pursuant to Article VI.

      E.  Effective Date.  "Effective Date" means January 1,
          1992, the date on which the restated and amended Plan became effective.

      F.  Eligible  Director.   "Eligible  Director"  means
          those Directors of the Company who are not employees of the Company.

      G.  Investment  Units.   This  term  shall  have  the
          meaning defined in Article VI.B.

      H. Market Price. "Market Price" means the average of the highest and lowest transaction prices for the Company's common stock on the New York Stock Exchange for a given day.

      I.  Participant.   "Participant"  means  an  Eligible
          Director participating in the Plan in accordance with the provisions of Article IV.

      J.  Plan Year.  "Plan Year" means the calendar year.


III.  ADMINISTRATION OF THE PLAN

      The Board of Directors shall be the sole administrator of the Plan.

      The   Board  of  Directors may from time to time  establish
rules and regulations for the administration of the Plan.

      All determinations of the Board of Directors, irrespective of their character or nature, including, but not limited to, all questions of construction and interpretation, shall be final, binding and conclusive upon all parties. Without limiting the generality of the foregoing, the determination of the Board of Directors as to whether a Participant has terminated his services and the date thereof shall be final, binding and conclusive upon all persons.

      The Company and/or the Board of Directors may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations and duties hereunder or with respect to any claim, action or proceeding or any other matter, and shall not be liable for any action taken or not taken by it in good faith pursuant to the advice of such counsel.

      The Chairman, at the direction of the Board of Directors shall be responsible for maintaining books and records for the Plan and adopting standard forms for such matters as beneficiary designations and applications for benefits, provided such rules and forms are not inconsistent with the provisions of the Plan. Such books and records shall only be open for examination by a Participant or his duly designated beneficiary to the extent that they specifically involve the Deferred Compensation Account created for his benefit or any payments which are to be made to him or his beneficiary hereunder. Each Participant or his duly designated beneficiary shall be notified no less frequently than annually of the balance in his account.

      Neither the Board of Directors nor any member of the Board of Directors nor the Company nor any other person who is acting on behalf of the Board of Directors or the Company shall be liable for any act or failure to act hereunder except for gross negligence or fraud.


 IV.  PARTICIPATION

      All Eligible Directors, including any person who becomes a Director after the effective date hereof, shall be Participants in the Plan.

      Each Participant in the Plan shall have the right to elect to defer the payment of all or any part of his Compensation, with such Deferral Amount to be payable at the time or times and in the manner hereinafter stated. A Participant must defer at least $1,000 per year.

      Each Participant who elects to defer the payment of all or any part of his Compensation shall execute and deliver to the Board of Directors a "Notice of Election." Such Notice will provide the percentage of his Compensation to be deferred, the date such deferral is to commence and the beneficiary designations of the Director. Such deferral election shall be applicable only to Compensation earned by reason of services rendered after the date of such Notice.

      An election to defer Compensation shall continue in effect until revoked or modified by a subsequent "Notice of Election," provided however, (1) that every election to defer shall be irrevocable as to Compensation earned prior to the date of revocation and (2) that such election may be changed no more often than annually. Revocation or modification shall be made in writing to the Board of Directors and shall be effective upon the date stated therein.


  V.  VESTING OF DEFERRED COMPENSATION ACCOUNT

      A  Participant's  interest  in  his  Deferred  Compensation
Account shall vest immediately with regard to Deferral Amounts and earnings thereon.


 VI.  ACCOUNTS AND VALUATIONS

      A.  Deferred  Compensation Accounts.  The   Board  of
          Directors shall establish and maintain a separate Deferred Compensation Account for each Participant. The Participant's Deferral Amount shall be credited to the Participant's Deferred Compensation Account quarterly on the first day of March, June, September and December in amounts as nearly equal as possible.

      B. Conversion to Investment Units. At the time a Deferral Amount is credited to the Deferred
          Compensation Account, it shall be converted to Investment Units, by dividing the amount deferred by the Market Price of the Company's stock on the first trading day immediately preceding the deferral. Fractional share Investment Units will be maintained in the Account.


VII.  DIVIDEND EQUIVALENTS

      If  a  dividend  is  declared on the common  stock  of  the
Company, an equivalent amount shall be credited to the Participant's Deferred Compensation Account for each Investment Unit. Such amounts shall be converted to additional Investment Units, pursuant to Article VI.B.


VIII. DISTRIBUTION

      A. Conversion of Investment Units to Dollars. When a Participant leaves the Board of Directors, dies, or becomes disabled, the number of Investment Units in his Deferred Compensation Account shall be multiplied by the Market Price of the Company's common stock on the day that is six full calendar months after the date of his leaving, death, or disability. If the New York Stock Exchange is not open that day then it shall be the Market Price on the next day the New York Stock Exchange is open. During this six month period, if a dividend is declared on common stock of the Company, an equivalent amount shall be credited to the Participant's Deferred Compensation Account for each Investment Unit. Such amounts shall be credited in cash and shall not be converted to additional Investment Units.

      B. Payment. The dollar value of the Investment Units contained in the Participant's Deferred Compensation Account shall be paid to him in substantially equal monthly payments over five years, with interest at a fixed rate over the five-year period. The fixed rate shall be the prime rate plus 1 percentage point on the day the value of the Investment Units is determined according to this Article VIII. The "prime rate," for purposes of this paragraph, shall be the base rate on corporate loans posted by at least 75 percent of the nation's 30 largest banks as reported daily in The Wall Street Journal.

      C.  Change  in  Control.  The terms of  this  Article
          VIII. C shall immediately become operative, without further action or consent by any person or entity, upon a Change in Control, and once operative shall supersede and take control over any other provisions of the Plan.

          Upon a Change in Control, all Investment Units in a Participant's Deferred Compensation Account shall be multiplied by the Market Price of the Company's common stock on such day. If the New York Stock Exchange is not open on that day, then it shall be the Market Price on the next day the New York Stock Exchange is open. The dollar value of the Investment Units contained in each Participant's Deferred Compensation Account shall be paid out immediately thereafter to the Participant (a "Change in Control Payment").

          In addition, the Company shall pay to the Participant an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Participant of all federal and state income taxes (including, without limitation, any and all federal and state income taxes imposed upon the Gross-Up Payment) the Participant retains an amount of the Gross-Up Payment equal to the federal and state income taxes imposed upon the Change in Control Payment.

          All determinations required to be made under this
          Article VIII.C, including when a Gross-Up Payment is required, the amount of such Gross-Up Payment, and the assumptions to be utilized in arriving at such determination, shall be made by a certified public accounting firm designated by the Participant (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Participant within 15 business days of the receipt of notice from the Participant that there has been a Change in Control Payment (or such earlier time as is requested by the Company). All fees and expenses of the Accounting Firm related to the calculations required by this Article VIII.C shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Article VIII.C, shall be paid by the
          Company  to  the Participant within five  days  of  the
          receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Participant.

 IX.  TAX WITHHOLDING UPON DISTRIBUTION

      To the extent required by law, the Company shall withhold from payments made hereunder any taxes required to be withheld by the federal or any state or local government.


  X.  COMMENCEMENT OF PAYMENTS

      Except as otherwise provided in this Plan, commencement of payments under this Plan shall begin as soon as administratively feasible after the value of the Investment Units is determined according to Article VIII.


 XI.  BENEFICIARY DESIGNATION

      Each Participant shall have the right at any time to designate any person or persons as Beneficiary or Beneficiaries (both principal and contingent) to whom payment under this Plan shall be paid in the event of death prior to complete distribution of the deferred amounts under the Plan. Each beneficiary designation shall become effective only when filed in writing with the Board of Directors during the Participant's lifetime on a form provided by the Board of Directors.

      The filing of a new beneficiary designation form will cancel
all  beneficiary  designations previously filed.   Any  finalized
divorce  of a Participant subsequent to the date of filing  of  a
beneficiary designation form shall revoke such designation.   The
spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of Beneficiary or Beneficiaries other than the spouse.

      If a Participant fails to designate a Beneficiary as provided above or if the beneficiary designation is revoked by divorce, or otherwise, without execution of a new designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the distribution of such benefits shall be made to the Participant's estate.

      If any distribution to a Beneficiary is to be made in installments, and the primary Beneficiary dies before receiving all installments, the remaining installments, if any, shall be paid to the estate of the primary Beneficiary in a lump sum.


XII.  AMENDMENT AND TERMINATION OF PLAN

      A.  Amendment.  The Company may at any time amend the
          Plan in whole or in part, provided, however, that except as provided in Article XII.B., no amendment shall act to reduce the benefits under the Plan payable to any Participant with respect to any Deferral Amount credited to the Participant's Deferred Compensation Account prior to the date of the amendment. Written notice of any amendments shall be given to each Participant.

      B.  Termination of Plan

          1. Company's Right to Terminate. The Board of Directors may at any time terminate the Plan.

          2.  Payments Upon Termination.   Upon  any
              termination of the Plan under this section no additional Deferral Amounts will be credited to the Participant's Deferred Compensation Account. The Investment Units recorded in such Account shall be converted into dollars pursuant to
              Article VIII.A. and paid in a lump sum to the Participant or the Participant's Beneficiary.

XIII. MISCELLANEOUS

      A.  Unsecured  General  Creditor.   Participants  and
          their beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interests, or other claims in any property or assets of the Company, nor shall they be beneficiaries of, or have any rights, claims, or interests in any specified assets of the Company. Any and all of the Company's assets shall be and remain general, unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be that of an unfunded and unsecured promise of Company to pay money in the future.

      B.  Obligations  to the Company.   If  a  Participant
          becomes entitled to a distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owed to the Company, then the Company may offset such amounts owing it or an affiliate against the amount of benefits otherwise distributable. Such determination shall be made by the Board of Directors.

          Establishment of this Plan and the participation by any person shall not be construed to confer any right on the part of such person to be nominated for reelection, or to be reelected, to the Board of Directors of the Company.

      C.  Nonassignability.  Neither a Participant nor  any
          other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage, or otherwise encumber, transfer, hypothecate, or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransfer-able. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

      D.  Protective   Provisions.   A  Participant   will
          cooperate with the Company by furnishing any and all information requested by the Company in order to facilitate the payment of any amounts hereunder. If a Participant refuses to cooperate, the Company shall have no further obligation to the Participant under the Plan.

      E.  Gender, Singular and Plural.  Wherever the context
          so   requires,  words  in  the  masculine  include  the
          feminine   and  words  in  the  feminine  include   the
          masculine and the definition of any term in the singular may include the plural.

      F.  Captions.  The captions to the articles, sections,
          and  paragraphs  of this Plan are for convenience  only
          and  shall  not  control  or  affect  the  meaning   or
          construction of any of its provisions.

      G. Applicable Law. This Plan shall be construed, administered and governed in accordance with the laws of the State of North Dakota.

      H. Validity. In the event any provision of this Plan is held invalid, void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.

      I.  Notice.   Any  notice  or  filing  required   or
          permitted to be given to the Board of Directors shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the Secretary of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.